UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 10, 2020

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada 89193-8510 (702) 876-7237	Delaware	81-3881866

001-07850	Southwest Gas Corporation 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada 89193-8510 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
Southwest Gas Holdings, Inc. Amended and Restated Revolving Credit Agreement
On April 10, 2020, Southwest Gas Holdings, Inc. entered into an Amended and Restated Revolving Credit Agreement (the “Amended Holdco Agreement”) with the lenders party thereto, The Bank of New York Mellon, as Administrative Agent (the “Holdco Administrative Agent”), Bank of America, N.A., as
Co-Syndication
Agent, JPMorgan Chase Bank, N.A., as
Co-Syndication
Agent, The Bank of New York Mellon, as Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger and Joint Bookrunner, and JPMorgan Chase Bank, N.A., as Joint Lead Arranger and Joint Bookrunner. The Amended Holdco Agreement amends and restates the Revolving Credit Agreement, dated as of March 28, 2017, by and among Southwest Gas Holdings, Inc., the lenders party thereto and The Bank of New York Mellon, as administrative agent thereunder, as amended (the “Existing Holdco Agreement”). The revolving borrowing capacity under the Amended Holdco Agreement remains at $100 million. As of April 10, 2020, $60 million in aggregate principal amount was outstanding under the Southwest Gas Holdings, Inc. credit facility.
The Amended Holdco Agreement, among other things, extends the maturity date of the credit facility to April 10, 2025. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or the “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest Gas Holdings, Inc.’s senior unsecured long-term debt rating. The applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to LIBOR and from 0.000% to 0.500% for loans bearing interest with reference to the alternate base rate. Upon the occurrence of certain events providing for a transition away from LIBOR or if LIBOR is no longer a widely recognized benchmark rate, the Holdco Administrative Agent and Southwest Gas Holdings, Inc. may amend the Amended Holdco Agreement with a replacement rate, as further set forth in the Amended Holdco Agreement. Southwest Gas Holdings, Inc. is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee ranges from 0.075% to 0.200% per annum.
The Amended Holdco Agreement contains certain representations and warranties and affirmative and negative covenants similar to those contained in the Existing Holdco Agreement. In addition, the Amended Holdco Agreement contains a financial covenant requiring Southwest Gas Holdings, Inc. to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year.
Southwest Gas Corporation Amended and Restated Revolving Credit Agreement
On April 10, 2020, Southwest Gas Corporation entered into an Amended and Restated Revolving Credit Agreement (the “Amended Southwest Gas Agreement” and, together with the Amended Holdco Agreement, the “Credit Agreements”) with the lenders party thereto, The Bank of New York Mellon, as Administrative Agent (the “Southwest Gas Corporation Administrative Agent”), Bank of America, N.A., as
Co-Syndication
Agent, JPMorgan Chase Bank, N.A., as
Co-Syndication
Agent, MUFG Union Bank, N.A., as
Co-Documentation
Agent, KeyBank National Association, as
Co-Documentation
Agent, The Bank of New York Mellon, as Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger and Joint Bookrunner, and JPMorgan Chase Bank, N.A., as Joint Lead Arranger and Joint Bookrunner. The Amended Southwest Gas Agreement amends and restates the Revolving Credit Agreement, dated as of March 15, 2012, by and among Southwest Gas Corporation, the lenders party thereto and The Bank of New York Mellon, as administrative agent thereunder, as amended (the “Existing Southwest Gas Corporation Agreement”). The revolving borrowing capacity under the Amended Southwest Gas Agreement remains at $400 million. As of April 10, 2020, $247 million in aggregate principal amount was outstanding under the Southwest Gas Corporation credit facility.
The Amended Southwest Gas Agreement, among other things, extends the maturity date to April 10, 2025. Interest rates for the credit facility are calculated at either LIBOR or the “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest Gas Corporation’s senior unsecured long-term debt rating. The applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to LIBOR and from 0.000% to 0.500% for loans bearing interest with reference to the alternate base rate. Upon the occurrence of certain events providing for a transition away from LIBOR or if LIBOR is no longer a widely recognized benchmark rate, the Southwest Gas Corporation Administrative Agent and Southwest Gas Corporation may amend the Amended

Southwest Gas Agreement with a replacement rate, as further set forth in the Amended Southwest Gas Agreement. Southwest Gas Corporation is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee ranges from 0.075% to 0.200% per annum.
The Amended Southwest Gas Agreement contains certain representations and warranties and affirmative and negative covenants similar to those contained in the Existing Southwest Gas Corporation Agreement. In addition, the Amended Southwest Gas Agreement contains a financial covenant requiring Southwest Gas Corporation to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year.
The descriptions of the Credit Agreements do not purport to be complete and are qualified in their entirety by reference to the Credit Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Southwest Gas Holdings, Inc. $100 million Credit Facility

10.2	Southwest Gas Corporation $400 million Credit Facility

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Lori L. Colvin
Date: April 14, 2020	Lori L. Colvin
Vice President/Controller/Chief Accounting Officer

SOUTHWEST GAS CORPORATION

/s/ Lori L. Colvin
Date: April 14, 2020	Lori L. Colvin
Vice President/Controller/Chief Accounting Officer